Formation of BNY ConvergEx Group Repositioning for Enhanced Growth & Return June 30, 2006 Exhibit 99.2

Cautionary Language
The forward looking statements presented today including, among other things, projections with respect to revenue and earnings growth and the Company’s plans and objectives are subject to risks and uncertainties that could cause actual results to differ materially from the projections. These include lower than expected performance or higher than expected costs in connection with acquisitions and integration of acquired businesses, the level of capital market activity, inaccuracies in management projections or market forecasts, the actions that management could take in response to these changes and other factors described in the SEC filings referred to below.
For additional detailed information, we refer you to the discussions under the heading “Forward Looking Statements” in the Company’s 2005 10-K and our
most recent 10-Q filed with the SEC.
The forward looking statements speak only as of June 30, 2006. We will not update forward looking statements to reflect facts, assumptions, circumstances, or events which have changed after they were made.

Overview
BNY contributes most of the assets of its Execution Services division to new entity, called BNY ConvergEx Group, LLC
(“BNY ConvergEx”)
BNY ConvergEx also acquires Eze Castle, a leading provider of order management systems
GTCR, private equity firm based in Chicago, provides new
equity capital
Joe Velli becomes CEO of BNY ConvergEx
Ownership after full management incentives:
BNY 35.4%, GTCR 35.4%, Eze 9.7%, Management 19.4%

Benefits of Transaction
Repositions BNY’s Execution Services business
Link to leading trade order management provider
Strengthens product offering and enhances cross-sell potential
More efficient capital structure to support future investment.
Allows BNY to withdraw capital
“Affiliate” structure and private equity sponsorship provide leverage benefits
More attractive than traditional Bank acquisition model
Proceeds will be used to repurchase stock
Execution product will continue to be aggressively cross-sold

Execution Services
(from May Analyst Presentation)
Business has been successful relative to peers but challenged to meet corporate growth expectations
Strengths in broker-assisted execution, transitions, admin
services
Needs include greater electronic and research capabilities
Capital requirements for repositioning could be high
Future initiatives:
Continue to migrate to higher growth and value-added product segments
Consider alternatives which strengthen the business without significant capital requirement
Transaction Meets Objectives
Transaction Meets Objectives

Financial Impact
BNY receives $441 MM in cash, $133 MM in BNY ConvergEx
equity and a $30 MM preferred security in the new company
35.4% fully diluted equity ownership
Potential $25 MM earn-out tied to ’06 results
No immediate net gain or loss on sale
Slight gain offsets costs of acceleration of management equity grants
BNY plans to repurchase 14 MM shares at closing

Financial Impact
No/minimal impact to ’06-’08 EPS
Will reflect results on equity method of accounting
Positioned for accretion in economic value (as opposed to accounting accretion)
Expected IRR on transaction is 30-40%
No aspect of the Pershing clearing business is included in or impacted by the transaction

Facts About Contributed BNY Securities Assets
Revenue: $297 million*
Employees: 445
Principal Products:
Traditional trade execution services
Commission recapture
Transition management
Soft dollar administration
Independent research aggregation
* Pro forma 2005

Facts About Eze Castle
Revenue: $43 million*
Employees: 190
Principal Products:
Order management
Trade allocations
Portfolio modeling
Commission and soft dollar management
Trade compliance
* Actual 2005

BNY Securities Plus Eze Castle: A Powerful Combination
The Eze order management system provides valuable front-end
presence for BNY execution platform
Combined platform well positioned to take advantage of rapidly growing electronic execution marketplace
Excellent opportunity for additional cross-selling, product
expansion and acquisition
Well-respected management team with strong track record

Key Governance Provisions
Board representation for GTCR, BNY, Eze Castle, management
GTCR controls Board
BNY retains oversight and ultimate control of BNY ConvergEx
regulatory compliance
BNY has selective blocking, approval and liquidity rights
Investors have pre-agreed capital pool for future acquisitions

Ongoing Relationship Important
BNY ConvergEx and BNY have agreed to a five year marketing
and referral arrangement
Both parties will continue to use each others services consistent with past practice
Commitment to jointly develop new products and services
Specified non-compete provisions

Summary
Repositions BNY Securities business for future growth
Creative solution
Reduces capital committed to the business
Enhances capabilities in trading and investment technology
Further sharpens corporate focus on higher-growth, value-
added product segments

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